UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2009

CENTURY PETROLEUM CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-126490	47-0950123
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9595 Six Pines Drive, Building 8, Level 2, Suite 8210, The Woodlands, TX		77380
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 832.631.6061

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective July 6, 2009, James B. Hersch resigned as chief executive officer, president and a director of our company.

On July 6, 2009, Johannes T. Petersen was appointed president and chief executive officer of our company.

Our board of directors now consists solely of Johannes T. Petersen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PETROLEUM CORP.

By:	/s/ Johannes T. Petersen
Johannes T. Petersen
President and Director
Dated: July 8, 2009